EXHIBIT 10.1

Execution Version
LIMITED WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT
THIS LIMITED WAIVER AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of May 18, 2020, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).
BACKGROUND
A.The Borrower, certain of the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 31, 2018, as amended by that certain First Amendment to Credit Agreement, dated as of November 8, 2018, that certain Second Amendment to Credit Agreement, dated as of July 31, 2019 and that certain Third Amendment and Commitment Increase to Credit Agreement, dated as of December 19, 2019 (said Credit Agreement, as amended, the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.The Borrower has informed Administrative Agent and the Lenders that the Borrower is unable to comply with Section 7.11(a) of the Credit Agreement, regarding the maximum Total Leverage Ratio covenant for the Fiscal Quarter ended March 31, 2020, which constitutes an Event of Default under Section 8.01(b) of the Credit Agreement (the “Existing Default”).

C.The Borrower has requested that the Lenders waive the Existing Default and the parties hereto are willing to make certain amendments to the Credit Agreement, as more fully set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:
1.LIMITED WAIVER. Subject to the conditions to effectiveness set forth in Section 4 hereof, the Lenders and the Administrative Agent hereby waive the Existing Default for the Fiscal Quarter ending March 31, 2020. This waiver shall be effective only to the extent specifically set forth herein and shall not (a) be construed as a waiver of any breach, Default or Event of Default other than as specifically waived herein nor as a waiver of any breach, Default or Event of Default of which the Lenders have not been informed by the Loan Parties, (b) affect the right of the Lenders to demand compliance by the Loan Parties with all terms and conditions of the Loan Documents, except as specifically modified or waived by this Fourth Amendment, (c) be deemed a waiver of any transaction or future action on the part of the Loan Parties requiring the Lenders’ or the Required Lenders’ consent or approval under the Loan Documents, or (d) except as waived hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Administrative Agent’s or the Lenders’ exercise of any rights or remedies under the Credit Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default (other than the Existing Default) which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

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2.AMENDMENTS.

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms thereto in proper alphabetical order:

“Fourth Amendment” means that certain Limited Waiver and Fourth Amendment to Credit Agreement, dated as of May 18, 2020, among the Borrower, the Lenders party thereto and the Administrative Agent.
“Fourth Amendment Effective Date” means the date that all conditions of effectiveness set forth in Section 4 of the Fourth Amendment have been satisfied.
(b)The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Applicable Rate” means the applicable percentage per annum set forth below determined by reference to the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Total Leverage Ratio	Eurodollar Rate / Letter of Credit Fees	Base Rate
1	< 3.50 : 1.00	2.250%	1.250%
2	< 4.25 : 1.00 but ≥ 3.50 : 1.00	2.375%	1.375%
3	< 5.00 : 1.00 but ≥ 4.25 : 1.00	2.500%	1.500%
4	≥ 5.00 : 1.00	3.000%	2.000%

Any increase or decrease in the Applicable Rate resulting from a change in the Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then, upon the request of the Required Lenders, Pricing Level 4 shall apply in respect of the Revolving Credit Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the date on which such Compliance Certificate is delivered. Furthermore, the Applicable Rate in effect from and after the Fourth Amendment Effective Date through and including the date the Compliance Certificate is delivered pursuant to Section 6.02(b) for the Fiscal Quarter ending June 30, 2020 shall be Pricing Level 4.
Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b).
(c)The definition of “Eurodollar Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

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“Eurodollar Rate” means:
(a)    for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further, that, to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.
Notwithstanding the foregoing, if the Eurodollar Rate shall be less than 0.75% at any time, such rate shall be deemed to be 0.75% for purposes of this Agreement.
3.REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the limited waiver set forth in Section 1 above:

(a)the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(b)no event has occurred and is continuing which constitutes a Default or Event of Default;

(c)(i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower and (iii) this Fourth Amendment, and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles

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of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)neither the execution, delivery and performance of this Fourth Amendment or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) any Law applicable to the Borrower or its Subsidiaries or (iii) any Contractual Obligation to which the Borrower, the Subsidiaries or any of their respective properties are subject; and
(e)no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the Borrower of this Fourth Amendment or (ii) the acknowledgement by each Guarantor of this Fourth Amendment.

4.CONDITIONS OF EFFECTIVENESS. All provisions of this Fourth Amendment shall be effective upon satisfaction of, or completion of, the following:

(a)the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower, the Required Lenders and acknowledged by each Guarantor;

(b)the representations and warranties set forth in Section 3 of this Fourth Amendment shall be true and correct;

(c)unless waived by the Administrative Agent, the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent directly to such counsel to the extent invoiced prior to or on the Fourth Amendment Effective Date;

(d)since December 31, 2019, there shall not have occurred any event or condition that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(e)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

5.REFERENCE TO THE CREDIT AGREEMENT.

(a)Upon and during the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Fourth Amendment.

(b)Except as expressly set forth herein, this Fourth Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan

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Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

6.COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder.

7.EXECUTION IN COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

8.GOVERNING LAW; BINDING EFFECT. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that each party shall retain all rights arising under federal law. This Fourth Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns.

9.HEADINGS. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

10.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

EXHIBIT 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date above written.
                         CARRIAGE SERVICES, INC.

By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Senior Vice President, Chief Financial
Officer and Treasurer

Signature Page - Fourth Amendment

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                 BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page - Fourth Amendment

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BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	Senior Vice President

Signature Page - Fourth Amendment

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REGIONS BANK,
as a Lender

By:	/s/ Matthew N. Walt
Name:	Matthew N. Walt
Title:	Director

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BBVA USA f/k/a Compass Bank,
as a Lender

By:	/s/ Tom Brosig S.V.P.
Name:	TOM BROSIG
Title:	SENIOR VICE PRESIDENT

Signature Page - Fourth Amendment

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GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

Signature Page - Fourth Amendment

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VERITEX COMMUNITY BANK,
as a Lender

By:	/s/ Sam Jarvis
Name:	Sam Jarvis
Title:	Vice President

Signature Page - Fourth Amendment

EXHIBIT 10.1

RATIFICATION OF GUARANTORS
Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Fourth Amendment and the Borrower’s execution, delivery and performance thereof; (b) joins the foregoing Fourth Amendment for the purpose of consenting to and being bound by the provisions thereof; (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein; (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Credit Agreement, as amended pursuant to the terms of the Fourth Amendment; and (e) acknowledges and agrees that as of the date of the foregoing Fourth Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.
The Guarantors:

CARRIAGE CEMETRY SERVICES, INC.
CARRIAGE CEMETRY SERVICES OF
    CALIFORNIA, INC.
CARRIAGE CEMETRY SERVICES OF IDAHO,
    INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC.
CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF
    CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF
    KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF
    MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MANAGEMENT, INC.
CARRIAGE MERGER VI, INC.
CARRIAGE MUNICIPAL CEMETRY
    SERVICES OF NEVADA, INC.
CARRIAGE OPERATIONS, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.

Signature Page to Ratification of Guarantors - Fourth Amendment

EXHIBIT 10.1

CARRIAGE SERVICES OF CONNECTICUT,
    INC.
CARRIAGE SERVICES OF LOUISIANA, INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE SERVICES OF TENNESSEE, INC.
CARRIAGE TEAM CALIFORNIA
    (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL),
LLC
CARRIAGE TEAM FLORIDA (CEMETERY),
LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE TEAM KANSAS, LLC
CATAUDELLA FUNERAL HOME, INC.
CFS FUNERAL SERVICES, Inc.
CHC INSURANCE AGENCY OF OHIO, INC.
CLOVERDALE PARK, INC.
COCHRANE’S CHAPEL OF THE ROSES, INC.
CSI FUNERAL SERVICES OF
    MASSACHUSETTS, INC.
CSRE HOLDINGS, INC.
FORASTIERE FAMILY FUNERAL SERVICE,
    INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME INC.
PNCA, INC.
ROLLING HILLS MEMORIAL PARK
WILSON & KRATZER MORTUARIES
FAIRFAX MEMORIAL FUNERAL HOME,
L.L.C.
CALVARY MEMORIAL PARK,
INCORPORATED

By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Treasurer for all

Signature Page to Ratification of Guarantors - Fourth Amendment